Exhibit 99.1

Contacts:
    Caraco Pharmaceutical - Jitendra Doshi or Bob Kurkiewicz - P: (313) 871-8400 Marcotte Financial Relations - Mike Marcotte - P: (248) 656-3873

Caraco Declares Results for 2004
12-Month Net Sales $60.3 Million, Up 33%.
12-Month 2004 Net Cash From Operating Activities of $22.0 Million.
Net Loss $0.2 Million after Non-cash R&D Expense of $24.4 Million.
Q4 2004 Net Sales Rise 33%.
Fiscal year being changed.
                                                           For Immediate Release

      DETROIT, March 1, 2005 -- Caraco Pharmaceutical Laboratories, Ltd., (Amex:
CPD) posted record net sales for the full year 2004 and the fourth quarter ended December 31, 2004, Jitendra Doshi, Chief Executive Officer, reported today.

12-month 2004 results

      Net sales for the year ended December 31, 2004 rose 33% to a record $60.3 million, from $45.5 million for the year ended December 31, 2003. Gross profit for 2004 increased 38% to $35.9 million, from $26.0 million for 2003. After SG&A expense of $5.3 million and total R&D expense of $30.5 million, a nominal net loss for 2004 of $0.2 million, or $(0.01) per fully diluted share was incurred, compared with a net income of $11.2 million, or $0.44 per fully diluted share for 2003. The net loss for 2004 was due to substantially higher non-cash R&D expense of $24.4 million recorded against seven product transfers during 2004, as compared to $3.1 million recorded against one product transfer during 2003.

      Net cash generated from operating activities was $22.0 million during 2004 compared to $15.5 million during 2003.

      Mr. Doshi said, "2004 has been our best year yet and we are pleased with our results. We posted record net sales. Our strong financial position enabled us to pay-off all our outstanding debt to the EDC, ICICI Bank and the Bank of Nova Scotia, as well as the $10 million Citibank borrowings during 2004, totaling just over $33.0 million. We increased inventories to support increased sales volumes. We also completed a $4.0 million plant renovation that added production capacity and improved efficiency. We are free from all debt, as of December 2004."

      Mr. Doshi added, "During 2004, we launched two new drugs, which expanded our product portfolio to 19, received two FDA approvals, and one approval of an additional strength of an existing drug. Also, in December 2004, Caraco selected three additional products for development, pursuant to the November 21, 2002 products agreement with Sun Pharma Global, Inc. With this, 18 products are now selected out of the 25 products to be transferred under this agreement."

      Of these 18 products, nine products have passed bioequivalency studies to date and the balance are in various stages of development. Of the nine products, seven


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

Caraco Pharma
Q4/12-month 2004 results
Page 2

      ANDAs have been filed with the FDA to date. There are seven ANDAs pending FDA approval.

      "We shall continue to move aggressively forward with the new-product development we began during Q4 of 2003. While the development of new products will increase our non-cash R&D expense and will impact EPS, cash will be available, among other things, to meet increased working capital requirements and finance capital investments. This in turn will strengthen our balance sheet and build value for our shareholders.

      "We expect the trend of increased sales and improved cash flow to continue during 2005. We are optimistic about achieving our previously stated guidance of 15% to 20% revenue growth during 2005. However, pricing pressures, due to increased competition, have been on the rise during 2004 and are expected to continue in 2005, which may result in lower growth rates and gross margins. We have and will continue to work diligently to counter the pricing pressures through increased sales volumes, better-cost absorption of operational overheads, and cost reductions," Mr. Doshi added.

Q4 2004 results

      Net sales rose 33% to a record $16.7 million, up from $12.6 million for Q4 2003. The gross profit increased 52% to $9.4 million from $6.4 million for Q4 2003. After SG&A expense of $1.7 million and total R&D expense of $8.2 million, the Company incurred a nominal net loss of $0.5 million, or $(0.02) per fully diluted share, compared with a net income of $0.2 million, or $0.01 per fully diluted share for Q4 2003. The net loss for Q4 2004 was due to higher non-cash R&D expense of $6.2 million recorded for two product transfers during Q4 2004, as compared to $3.1 million recorded during Q4 2003 for one product transfer.

Change in Fiscal Year

      On January 27, 2005, the Board of Directors of the Company resolved to change the Company's fiscal year from December 31 to March 31, commencing in 2005. This change is being made in order to make the Company's fiscal year conform to the March 31 fiscal year of its parent company, Sun Pharma. The Company intends to file a transition report for the period January 1, 2005 through March 31, 2005 on Form 10-K no later than June 14, 2005. Subsequent to this, the Company's Form 10-Ks will cover the fiscal year April 1 to March 31, the same as Sun Pharma's fiscal year.

      Detroit-based Caraco Pharmaceutical Laboratories, Ltd., develops, manufactures and distributes generic and private-label prescription drugs to the nation's largest wholesalers, distributors, drugstore chains and healthcare systems.


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

Caraco Pharma
Q4/12-month 2004 results
Page 3

      Safe Harbor: This news release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward- looking statements.

These risks and uncertainties are contained in the Corporation's filings with the Securities and Exchange Commission and include: information is of a preliminary nature and may be subject to adjustment, not obtaining or delays in obtaining FDA approval for new products, governmental restrictions on the sale of certain products, dependence on key personnel, development by competitors of new or superior products or cheaper products or new technology for the production of products, the entry into the market of new competitors, market and customer acceptance and demand for new pharmaceutical products, availability of raw materials, timing and success of product development and launches, integrity and reliability of the Corporation's data, lack of success of attaining full compliance with regard to regulatory and cGMP compliance, experiencing difficulty in managing our recent rapid growth and anticipated future growth, dependence on limited customer base, occasional credits to certain customers reflecting price reductions on products previously sold to them and still available as shelf-stock, possibility of an incorrect estimate of charge-backs and the impact of such an incorrect estimate on net sales, gross profit and net income, dependence on few products generating majority of sales, product liability claims for which the Company may be inadequately insured, subjectivity in judgment of management in applying certain significant accounting policies derived based on historical experience, terms of contracts, our observations of trends of industry, information received from our customers and other sources, to estimate revenues, accounts receivable allowances including chargebacks, rebates, income taxes, values of assets and inventories, litigation involving claims of patent infringement, litigation involving claims for royalties relating to a prior contract for one product and other risks identified in this report and identified from time to time in our reports and registration statements filed with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the date of this report. We disclaim, however, any intent or obligation to update our forward-looking statements.

                           Financial Statements follow

Caraco Pharma
Q4/12-month 2004 results
Page 4

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.

                            STATEMENTS OF OPERATIONS

-------------------------------------------------------------------------------------------------------------------
                                                            TWELVE MONTHS ENDED              THREE MONTHS ENDED
                                                                DECEMBER 31                     DECEMBER 31
-------------------------------------------------------------------------------------------------------------------
                                                            2004            2003            2004            2003
-------------------------------------------------------------------------------------------------------------------
Net sales                                                60,340,309      45,498,400      16,680,678      12,592,738
-------------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                       24,441,569      19,507,406       7,283,982       6,185,209
-------------------------------------------------------------------------------------------------------------------
Gross Profit                                             35,898,740      25,990,994       9,396,696       6,407,530
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Selling, general & administrative expenses                5,276,755       7,363,341       1,700,242       1,883,775
-------------------------------------------------------------------------------------------------------------------
R&D cost to affiliate - non-cash                         24,397,040       3,103,370       6,217,920       3,103,370
-------------------------------------------------------------------------------------------------------------------
R&D cost other                                            6,053,334       3,112,294       2,016,152       1,094,265
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Operating income / (loss)                                   171,611      12,411,989        (537,518)        326,120
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Other (expense) income
-------------------------------------------------------------------------------------------------------------------
Interest expense                                           (407,330)     (1,233,531)         (8,658)       (192,149)
-------------------------------------------------------------------------------------------------------------------
Interest income                                              40,316           9,102           5,549         (15,688)
-------------------------------------------------------------------------------------------------------------------
(Loss) gain on sale of asset                                (10,636)         25,531         (10,636)         25,531
-------------------------------------------------------------------------------------------------------------------
Other miscellaneous income                                    6,671           9,627           6,054           9,627
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Net other (expense) income                                 (370,979)     (1,189,271)         (7,691)       (172,679)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Net (loss) income                                          (199,368)     11,222,718        (545,209)        153,441
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Net (loss) income per basic common share                      (0.01)           0.46           (0.02)           0.01
-------------------------------------------------------------------------------------------------------------------
Net (loss) income per basic and diluted common share          (0.01)           0.44           (0.02)           0.01
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
# of common shares
-------------------------------------------------------------------------------------------------------------------
Basic                                                    24,734,282      24,137,108      25,182,813      24,137,108
-------------------------------------------------------------------------------------------------------------------
Basic and diluted                                        24,734,282      24,581,959      25,182,813      24,581,959
-------------------------------------------------------------------------------------------------------------------

Caraco Pharma
Q4/12-month 2004 results
Page 5

            Schedule of Net Cash Provided By Operating Activities (1)

-------------------------------------------------------------------------------------------
                                                                  Twelve-month period ended
                                                                  12/31/04        12/31/03
-------------------------------------------------------------------------------------------
Net (loss) income                                                  (199,368)     11,222,718
-------------------------------------------------------------------------------------------
Adjustments to reconcile net (loss) income to net cash
provided by operating activities
-------------------------------------------------------------------------------------------
Depreciation                                                        932,419         683,339
-------------------------------------------------------------------------------------------
Common shares issued in lieu of cash for compensation                    --         112,310
-------------------------------------------------------------------------------------------
Variable compensation for stock options extended to director
and officer                                                              --       2,435,877
-------------------------------------------------------------------------------------------
Preferred stock issued / to be issued for R&D to affiliate       24,397,040       3,103,370
-------------------------------------------------------------------------------------------
Loss (gain) on sale of property, plant & equipment                   10,636         (25,531)
-------------------------------------------------------------------------------------------
Changes in operating assets and liabilities which provided /
(used) cash
-------------------------------------------------------------------------------------------
        Accounts receivable                                         (64,393)        945,662
-------------------------------------------------------------------------------------------
        Inventories                                              (7,523,001)     (3,994,848)
-------------------------------------------------------------------------------------------
        Prepaid expenses and deposits                              (140,430)        (90,716)
-------------------------------------------------------------------------------------------
        Accounts payable                                          4,690,789       1,243,139
-------------------------------------------------------------------------------------------
        Accrued expenses and Interest                               (64,548)       (126,829)
-------------------------------------------------------------------------------------------
Net cash provided by operating activities                        22,039,144      15,508,491
-------------------------------------------------------------------------------------------

(1) This schedule of net cash provided by operating activities is deemed by management to be a meaningful measure of financial performance and liquidity, and provides investors with a measure of cash that may be used for debt service and for other purposes.


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